Filed pursuant to Rule 497(e)
Registration Nos. 333-133691; 811-21897

THE ROXBURY FUNDS (the “Trust”)
Roxbury/Hood River Small-Cap Growth Fund
Ticker: RSCIX
Roxbury/Mar Vista Strategic Growth Fund
Ticker: RMSIX
Institutional Shares

Supplement dated December 30, 2014 to Statement of Additional Information dated
November 1, 2014

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”).  It should be retained and read in conjunction with the SAI.  Capitalized terms used in this supplement and not otherwise defined shall have the meaning given to them in the SAI.

Effective December 10, 2014, Steven N. Marshman was appointed Trustee of the Trust and Kenneth Gudorf and John Otterlei resigned as Trustees.  In addition, the Board of Trustees has appointed Jon R. Foust to serve as President of the Trust and Becky Krulik to serve as Chief Compliance Officer and Anti-Money Laundering Compliance Officer of the Trust following the resignation of Brian C. Beh from those positions. Gaylord B. Lyman, Jr. has been nominated to serve as an independent Trustee of the Trust, subject to approval by shareholders of the Trust at a special meeting to be held in 2015.

Accordingly, the “Trustees and Officers” tables on beginning on page 14 of the SAI are deleted in their entirety and replaced with the following:

TRUSTEE AND OFFICERS

Name, Address1 and Age	Position(s) Held with Trust	Term of Office2 and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee3
INDEPENDENT TRUSTEE
Steven N. Marshman Age: 54	Trustee	Since November 2014	Owner of Focused Investing LLC since 2013; Retired, January 2010-2013; Portfolio Manager at Roxbury Capital Management, LLC from 2002-2009.	2	None

1	The address of the Trustee as it relates to the Trust’s business is c/o The Roxbury Funds, Roxbury Capital Management, LLC, 6001 Shady Oak Road, Suite 200, Minnetonka, MN 55343.

2	The Trustee serves during the continued lifetime of the Trust until he dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.

3
Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the 1940 Act.

OFFICERS
Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served1	Principal Occupation(s) During Past Five Years
Jon R. Foust Roxbury Capital Management, LLC 6001 Shady Oak Road Suite 200 Minnetonka, MN 55343 Age: 49	President	President since November 2014	President and Director of Marketing & Client Service of Roxbury Capital Management, LLC since 2012; Director of Marketing & Client Service of Roxbury Capital Management, LLC from 2000-2012.
Brooke Clements Roxbury Capital Management, LLC 6001 Shady Oak Road Suite 200 Minnetonka, MN 55343 Age: 38	Treasurer	Treasurer since August 2012
Senior Financial Manager of Roxbury Capital Management, LLC since August 2013; Financial Accounting Manager of Roxbury Capital Management, LLC from  2009-2013; Staff Accountant of Roxbury Capital Management, LLC from 2005-2009.

Becky Krulik Roxbury Capital Management, LLC 6001 Shady Oak Road Suite 200 Minnetonka, MN 55343 Age: 31	Secretary, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Secretary since September 2014; Chief Compliance Officer and Anti-Money Laundering Compliance Officer Since December 2014
Compliance Analyst of Roxbury Capital Management, LLC since 2012;  Supervising Principal of Thrivent Financial 2011-2012; Business Analyst of Thrivent Financial from 2010-2011; Brokerage Service Professional of Thrivent Financial from 2007- 2010.

1
Each Officer shall serve until his or her resignation is accepted by the Trustees, and his or her successor is chosen, elected and qualified, or until he or she sooner dies or is removed.  Any Officer may be removed by the affirmative vote of a majority of the Trustees at any time, with or without cause.

All references to Mr. Gudorf, Mr. Otterlei and Mr. Beh in the SAI are hereby deleted.

The Board of Trustees has approved revised subadvisory fee schedules for the Roxbury/Hood River Small-Cap Growth Fund (the “Small-Cap Growth Fund”) and the Roxbury/Mar Vista Strategic Growth Fund (the “Strategic Growth Fund”) pursuant to which the annual fee payable by Roxbury Capital Management, LLC (“Roxbury”) to Hood River Capital Management LLC (“Hood River”) for its services to the Small-Cap Growth Fund is reduced for Fund assets up to $100 million and the amount payable by Roxbury to Mar Vista Investment Partners, LLC (“Mar Vista”) is reduced by the amount of any fee waivers made by Roxbury under the Fund’s expense limitation agreement.

To reflect these changes, the section of the SAI entitled “Investment Advisory, Investment Sub-Advisory and other Services – Subadvisory Services” is hereby revised by deleting the existing subadvisory fee rates and substituting the following revised subadvisory fee rates:

Pursuant to the Hood River Sub-Advisory Agreement, Hood River is entitled to receive from Roxbury an annual sub-advisory fee, paid monthly, of 0.80% of the first $50 million of the Small-Cap Growth Fund’s  average daily net assets, 0.90% of the next $50 million and 1.00% of the assets over $100 million.

Pursuant to the Mar Vista Sub-Advisory Agreement, Mar Vista is entitled to receive from Roxbury an annual sub-advisory fee, paid monthly, of 0.75% of the Strategic Growth Fund’s average daily net assets.    Mar Vista has agreed to waive its sub-advisory fee and reimburse expenses to the extent the Strategic Growth Fund's total operating expenses exceed 0.90%.

Please retain this supplement for future reference